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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2002

THE TITAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6035 (Commission File No.)	95-2588754 (IRS Employer Identification No.)

3033 Science Park Road
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (858) 552-9500

Item 2. Acquisition or Disposition of Assets.

        On March 21, 2002, The Titan Corporation announced that its acquisitions by merger of GlobalNet, Inc. and Jaycor, Inc. had closed.

        Under the terms of the merger agreement among Titan, GlobalNet and a newly formed subsidiary of Titan, the newly formed subsidiary merged with and into GlobalNet, with GlobalNet surviving the merger as a wholly owned subsidiary of Titan. As a result of this transaction, all outstanding shares of GlobalNet common stock were converted automatically into the right to receive shares of Titan common stock, plus cash in lieu of fractional shares, if any, which might otherwise result from the conversion, based on an exchange ratio of 0.03853 shares of Titan common stock for each issued and outstanding share of GlobalNet common stock. Titan issued a total of approximately 1,448,726 shares of its common stock to the former shareholders of GlobalNet pursuant to the acquisition.

        Under the terms of the merger agreement among Titan, Jaycor and a newly formed subsidiary of Titan, the newly formed subsidiary merged with and into Jaycor with Jaycor surviving the merger as a wholly owned subsidiary of Titan. As a result of this transaction, all outstanding shares of Jaycor common stock were converted automatically into the right to receive shares of Titan common stock, plus cash in lieu of fractional shares, if any, which might otherwise result from the conversion, based on an exchange ratio of 0.50160 shares of Titan common stock for each issued and outstanding share of Jaycor common stock. Titan issued a total of approximately 4,919,597 shares of its common stock to the former shareholders of Jaycor pursuant to the acquisition.

        The mergers are intended to qualify as tax-free reorganizations and are being accounted for as purchases. The descriptions contained in this Item 2 of the transactions contemplated by the two merger agreements are qualified in their entireties by reference to the full text of the merger agreements, which are included as Exhibits 2.1 and 2.2 hereto and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)
Financial statements of businesses acquired.

        The audited consolidated balance sheets of GlobalNet as of December 31, 2001 and 2000, the audited consolidated statements of operations, stockholders' deficit and cash flows of GlobalNet for each of the three years in the period ended December 31, 2001 and the notes related thereto and the related auditors' report are included as Exhibit 99.1 hereto and are incorporated herein by reference.

        The audited consolidated balance sheets of Jaycor as of January 31, 2001 and 2002, the audited consolidated statements of operations, stockholders' equity and cash flows of Jaycor for each of the three years in the period ended January 31, 2002, and the notes related thereto and the related auditors' reports are included as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)
Pro forma financial information.

        The pro forma financial information required by this item will be filed by amendment not later than 60 days after the date on which this current report on Form 8-K must be filed.

(c)
Exhibits.

2.1
Agreement and Plan of Merger, dated as of January 6, 2002, by and among The Titan Corporation, T T III Acquisition Corp. and GlobalNet, Inc., as amended (incorporated by reference to Exhibit 2.1 to Titan's Registration Statement on Form S-4 (Registration No. 333-81694)).
2.2
Agreement and Plan of Merger and Reorganization, dated as of January 21, 2002, by and among The Titan Corporation, Thunderbird Acquisition Corp. and Jaycor, Inc. (incorporated by reference to Exhibit 2.1 to Titan's Registration Statement on Form S-4 (Registration No. 333-81782)).
23.1	Consent of KPMG LLP, independent auditors, regarding the financial statements of GlobalNet, Inc.
23.2	Consent of Ernst & Young LLP, independent auditors, regarding the financial statements of Jaycor, Inc.
23.3	Consent of PricewaterhouseCoopers LLP, independent accountants, regarding the financial statements of Jaycor, Inc.
99.1
Audited consolidated balance sheets of GlobalNet as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholders' deficit and cash flows for each of the three years in the period ended December 31, 2001, and the notes related thereto and the related independent auditors' report.
99.2
Audited consolidated balance sheets of Jaycor as of January 31, 2001 and 2002, and the related consolidated statements of operations, stockholders' equity and cash flows of Jaycor for each of the three years in the period ended January 31, 2002, and the notes related thereto and the related auditors' reports.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2002	THE TITAN CORPORATION

	By:	/s/ MARK W. SOPP
	Name:	Mark W. Sopp
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1
Agreement and Plan of Merger, dated as of January 6, 2002, by and among The Titan Corporation, T T III Acquisition Corp. and GlobalNet, Inc., as amended (incorporated by reference to Exhibit 2.1 to Titan's Registration Statement on Form S-4 (Registration No. 333-81694)).
2.2
Agreement and Plan of Merger and Reorganization, dated as of January 21, 2002, by and among The Titan Corporation, Thunderbird Acquisition Corp. and Jaycor, Inc. (incorporated by reference to Exhibit 2.1 to Titan's Registration Statement on Form S-4 (Registration No. 333-81782)).
23.1	Consent of KPMG LLP, independent auditors, regarding the financial statements of GlobalNet, Inc.
23.2	Consent of Ernst & Young LLP, independent auditors, regarding the financial statements of Jaycor, Inc.
23.3	Consent of PricewaterhouseCoopers LLP, independent accountants, regarding the financial statements of Jaycor, Inc.
99.1
Audited consolidated balance sheets of GlobalNet as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholders' deficit and cash flows for each of the three years in the period ended December 31, 2001, and the notes related thereto and the related independent auditors' report.
99.2
Audited consolidated balance sheets of Jaycor as of January 31, 2001 and 2002, and the related consolidated statements of operations, stockholders' equity and cash flows of Jaycor for each of the three years in the period ended January 31, 2002, and the notes related thereto and the related auditors' reports.

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SIGNATURES
EXHIBIT INDEX